UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 22463

Ironwood Institutional Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)
_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Registrant’s semi-annual report transmitted to unit holders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is as follows:

Ironwood Institutional Multi-Strategy Fund LLC

Semi-Annual Report

October 31, 2012

(Unaudited)

This page is intentionally left blank.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Financial Statements

October 31, 2012

(Unaudited)

Supplemental Information (Unaudited)

This page is intentionally left blank.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Assets and Liabilities

As of October 31, 2012

(Unaudited)

Assets
Investments in investment funds, at fair value (cost $150,814,277)	$162,710,546
Cash	7,439,769
Prepaid investments in investment funds	14,050,000
Redemption receivable from investment funds	385,913
Other assets	27,257
Total assets	184,613,485

Liabilities
Subscriptions received in advance from Ironwood Multi-Strategy Fund LLC	9,572,629
Subscriptions received in advance	5,522,500
Payable on credit facility	4,972,097
Payable to Investment Adviser	510,527
Subscription payable to investment funds	487,250
Accrued expenses	62,791
Redemptions payable	31,887
Total liabilities	21,159,681

Net assets	$163,453,804

Net assets consist of:
Paid-in capital	154,921,876
Accumulated undistributed net investment loss	(3,294,275)
Accumulated net realized loss from investments	(70,066)
Net unrealized appreciation on investments	11,896,269
Net assets	$163,453,804

Net asset value per unit: 151,058.80 units issued and outstanding, no par value, 300,000 registered units	$1,082.05

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Operations

For the Six Months Ended October 31, 2012

(Unaudited)

Expenses
Advisory fees	$830,663
Fund administrative fees	112,908
Professional fees	101,513
Interest expense	40,129
Directors’ fees	25,000
Other	92,901
Total expenses	1,203,114

Expenses waived and/or reimbursed by Adviser	(120,906)
Net expenses	1,082,208

Net investment loss	(1,082,208)

Realized and unrealized gain from investments
Net realized gain from investments in investment funds	96,313
Net change in unrealized appreciation on investments in investment funds	6,265,702
Net realized and unrealized gain from investments	6,362,015
Net increase in net assets resulting from operations	$5,279,807

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Changes in Net Assets

(Unaudited)

	Six Months	Year
	Ended	Ended
	October 31, 2012	April 30, 2012

Net increase in net assets resulting from operations
Net investment loss	$(1,082,208)	$(1,336,522)
Net realized gain (loss) from investments in investment funds	96,313	(110,559)
Net change in unrealized appreciation on investments in investment funds	6,265,702	4,185,751
Net increase in net assets resulting from operations	5,279,807	2,738,670

Distributions to Members
Distributions from net investment income	-	(752,662)
Decrease in net assets from distributions to Members	-	(752,662)

Member transactions
Subscriptions (representing 46,637.23 and 76,773.00 units, respectively)	49,067,035	78,231,020
Reinvestment of distributions (representing 0.00 and 734.79 units, respectively)	-	733,351
Redemptions (representing 1,175.03 and 1,711.01 units, respectively)	(1,222,748)	(1,750,128)
Net increase in net assets from Member transactions	47,844,287	77,214,243

Total increase in net assets	53,124,094	79,200,251
Net assets, beginning of period	110,329,710	31,129,459
Net assets, end of period	$163,453,804	$110,329,710

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Cash Flows

For the Six Months Ended October 31, 2012

(Unaudited)

Operating activities
Net increase in net assets resulting from operations	$5,279,807
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in investment funds	(96,313)
Net change in unrealized appreciation on investments in investment funds	(6,265,702)
Purchase of investments in investment funds	(49,468,493)
Proceeds from sales of investments in investment funds	2,204,971
Increase in prepaid investments in investment funds	(7,250,000)
Increase in redemption receivable from investment funds	(160,846)
Increase in other assets	(26,642)
Increase in payable to Investment Adviser	208,124
Decrease in subscriptions payable to investment funds	(616,594)
Decrease in accrued expenses	(200)
Decrease in account servicing fee payable	(100,785)
Net cash used in operating activities	(56,292,673)

Financing activities
Subscriptions, net of change in subscriptions received in advance	59,940,164
Redemptions, net of change in redemptions payable	(1,190,861)
Proceeds from credit facility	26,950,000
Repayments of credit facility	(26,963,789)
Net cash provided by financing activities	58,735,514

Net change in cash	$2,442,841
Cash at beginning of period	4,996,928
Cash at end of period	$7,439,769

Supplemental disclosure of cash flow information
Interest paid	$40,129

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Financial Highlights

(Unaudited)

			Period from
	Six Months	Year	January 1,
	Ended	Ended	2011* to
	October 31, 2012	April 30, 2012	April 30, 2011

For a unit outstanding throughout the period:
Net asset value, beginning of period	$1,044.82	$1,044.62	$1,000.00
Net investment loss(a)	(7.63)	(21.35)	(6.79)
Net realized gain and change in unrealized appreciation on investments in investment funds(a)	44.86	32.25	51.41
Net increase in net assets resulting from operations	37.23	10.90	44.62
Distributions paid
Net investment income	-	(10.70)	-
Net asset value, end of period	$1,082.05	$1,044.82	$1,044.62

Total return(b)	3.56%	1.09%	4.46%

Ratio of total expenses to average net assets before expense waivers and reimbursements (c)	1.75%	2.85%	5.79%
Ratio of total expenses to average net assets after expense waivers and reimbursements (c)	1.58%	2.07%	1.98%
Ratio of net investment loss to average net assets(d)	(1.58%)	(2.07%)	(1.98%)

Portfolio turnover	1.65%	3.92%	0.43%

Net assets, end of period (in thousands)	$163,454	$110,330	$31,129

*	Commencement of operations

(a)	Calculated based on the average units outstanding methodology.

(b)
Total return assumes a subscription of a unit in the Fund at the beginning of the period and a repurchase of the unit on the last day of the period, and assumes investment of all distributions during the period.

(c)	Ratios do not reflect the Fund’s proportionate share of the expenses of the Investment Funds.

(d)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total return have been calculated for the Members taken as a whole. Ratios for periods less than a year have been annualized. An individual Member's return and ratios may vary from these returns and ratios due to the timing of unit transactions.

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments

As of October 31, 2012

(Unaudited)

					Next
	First				Available
	Acquisition			Percent of	Redemption
Description	Date	Cost	Fair Value	Net Assets	Date*	Liquidity**

Investment Funds
Cayman Islands:
Relative Value Multi-Strategy:
D.E. Shaw Composite International Fund	1/1/2011	$10,352,475	$11,002,636	6.73%	12/31/2012	Quarterly
FCOI II Holdings, L.P.	1/1/2011	3,975,000	4,223,445	2.58	12/31/2012	Annually
HBK Offshore Fund II L.P.	1/1/2011	10,415,000	11,017,116	6.74	12/31/2012	Quarterly
Hutchin Hill Capital Offshore Fund, Ltd.	1/1/2011	843,750	865,287	0.53	12/31/2012	Quarterly
KLS Diversified Fund Ltd.	5/1/2012	4,750,000	4,883,554	2.99	12/31/2012	Quarterly
OZ Overseas Fund II, Ltd.	1/1/2011	2,802,500	3,059,633	1.87	3/31/2013	Annually
Total Relative Value Multi‑Strategy		33,138,725	35,051,671	21.44

Equity Market Neutral:
Citadel Global Equities Fund Ltd	8/1/2011	4,375,000	4,985,769	3.05	11/30/2012	Monthly
Millennium International, Ltd.	1/1/2011	10,002,500	10,539,710	6.45	12/31/2012	Quarterly
Rosemont Offshore Fund, Ltd.	1/1/2011	5,555,000	5,778,938	3.54	12/31/2012	Quarterly
S.A.C. Capital International, Ltd.	1/1/2011	10,877,500	11,595,902	7.09	12/31/2012	Quarterly
Total Equity Market Neutral		30,810,000	32,900,319	20.13

Event-Driven Multi-Strategy:
Elliott International Limited	1/1/2011	11,325,000	12,248,509	7.49	12/31/2012	Semi-Annually
Eton Park Overseas Fund, Ltd.	1/1/2011	831,952	808,991	0.49	12/31/2012	Annually
Magnetar Capital Fund II, Ltd.	1/1/2011	6,360,858	6,844,751	4.19	12/31/2012	Quarterly
Magnetar Equity Opportunities Ltd.	2/1/2011	100,000	140,558	0.09	11/30/2012	Monthly
Magnetar Global Event Driven Fund Ltd.	8/1/2011	4,350,000	4,498,836	2.75	12/31/2012	Quarterly
Mason Capital, Ltd	1/1/2011	5,660,000	5,315,215	3.25	12/31/2012	Annually
Total Event-Driven Multi-Strategy		28,627,810	29,856,860	18.27

Distressed:
Cerberus International SPV, Ltd.	3/1/2012	2,319,742	3,089,803	1.89		Other*****
Monarch Debt Recovery Fund, Ltd	1/1/2011	7,082,500	7,537,041	4.61	12/31/2012	Annually
Monarch Structured Credit Fund, Ltd	1/1/2011	1,610,000	1,908,553	1.17		Other***
Monarch Structured Credit Fund, Ltd Series II	9/1/2011	1,975,000	2,465,821	1.51		Other***
One William Street Capital Offshore Fund Ltd.	6/1/2012	5,450,000	5,860,221	3.59	6/30/2013	Quarterly
Silver Point Capital Offshore Fund, Ltd.	1/1/2011	11,295,000	12,379,422	7.57	12/31/2012	Annually
Total Distressed		29,732,242	33,240,861	20.34

Credit Opportunities:
Archview Offshore Fund Ltd	1/1/2011	651,247	679,254	0.42	12/31/2012	Quarterly
GSO Special Situations Overseas Fund Ltd	1/1/2011	3,205,037	3,536,138	2.16	12/31/2012	Semi Annually
Midocean Credit Opportunity Offshore Fund Ltd.	6/1/2012	4,450,000	4,530,992	2.77	6/30/2013	Quarterly
Total Credit Opportunities		8,306,284	8,746,384	5.35

Total Cayman Islands		130,615,061	139,796,095	85.53

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

As of October 31, 2012

(Unaudited)

					Next
	First				Available
	Acquisition			Percent of	Redemption
Description	Date	Cost	Fair Value	Net Assets	Date*	Liquidity**

Investment Funds (continued)
Bermuda:
Relative Value Multi-Strategy:
Citadel Kensington Global Strategies Fund Ltd.	1/1/2011	$9,835,000	$11,685,722	7.15%	12/31/2012	Quarterly -
						18 months ****
Event-Driven Multi-Strategy:
Perella Weinberg Partners Xerion Offshore Fund Ltd.	1/1/2011	521,094	434,173	0.27	12/31/2012	Quarterly

Total Bermuda		10,356,094	12,119,895	7.41

British Virgin Islands:
Event-Driven Multi-Strategy:
Perry Partners International, Inc.	1/1/2011	6,882,500	7,298,241	4.47	12/31/2012	Quarterly
Credit Opportunities:
King Street Capital, Ltd.	1/1/2011	1,792,265	1,942,090	1.19	12/31/2012	Quarterly

Total British Virgin Islands		8,674,765	9,240,331	5.65

Bahamas:
Distressed:
Cerberus International Ltd.	2/1/2011	1,168,357	1,554,225	0.95		Other*****

Total Bahamas		1,168,357	1,554,225	0.95

Total Investments in Investment Funds		$150,814,277	$162,710,546	99.55%

Other assets, less liabilities			743,258	0.45

Net assets			$163,453,804	100.00%

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

As of October 31, 2012

(Unaudited)

*
Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after October 31, 2012 that a redemption from a tranche is available without a redemption fee.

**
Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Tranches may be subject to investor level gates. Redemption notice periods range from thirty to ninety days. Lock up periods range from twelve to thirty months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions or side pockets.

***	The Investment Funds will liquidate all of their assets and distribute proceeds during the twelve month period following the end of the Investment Fund’s investment period.

****
The portion of this investment determined to be quarterly capital is available for redemption quarterly. The portion of investment determined to be committed capital is locked up for 18 months from the date of contribution, at which point all committed capital can be redeemed.  If committed capital is not redeemed after the lock up period, it is recommitted for 18 months.  Approximately 84% of this investment is quarterly capital and the remaining 16% is committed capital.

*****	The Investment Funds do not have set redemption timeframes but are liquidating investments and making distributions at the Investment Funds’ management’s discretion.

Strategy Allocation	Percent of Net Assets

Relative Value Multi-Strategy	28.59%
Equity Market Neutral	20.13
Event-Driven Multi-Strategy	23.00
Distressed	21.29
Credit Opportunities	6.54
99.55%

Strategy Definitions
(1)
Relative Value Multi-Strategy. Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. An example of this type of strategy would be bond basis trading, which attempts to capture the difference between spreads on derivative credit instruments (e.g., swaps and futures) and spreads on closely matched (in terms of issuer and maturity) cash bonds. The values of the two aforementioned instruments converge at two important circumstances, i.e., at default and at maturity, and thus the basis between the two should generally be quite tight. Market distortions (e.g., structural imbalances, asset flows, leverages facilities, etc.) create this cash synthetic spread which the Investment Funds’ managers attempt to capture through relative value trading. Examples of other relative value strategies include capital structure arbitrage, convertible bond arbitrage, fixed income arbitrage and index arbitrage. Relative value multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

(2)
Equity Market Neutral. Equity market neutral strategies involve the purchase of a stock or baskets of stocks that is relatively underpriced, as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a “fundamental long/short” strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a “statistical arbitrage” strategy).

The Adviser selects investments only with long/short managers who use a “dollar balanced” approach, i.e., they would only short the same dollar value of stocks for which they are long.

(3)
Event-Driven Multi-Strategy. Event-driven strategies involve the assessment of how, when and if an announced transaction will be completed. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven trades include equity restructurings, spin-offs, sub trades, asset sales and liquidations. Event-driven multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

(4)
Distressed. Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities are attractive because of the market’s inaccurate assessment of the company’s future potential. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.

(5)
Credit Opportunities. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt, and the short sale of overvalued subordinated unsecured debt, or common equity.

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

1. Organization

Ironwood Institutional Multi-Strategy Fund LLC (“the Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010. The Fund commenced operations on January 1, 2011, and operates pursuant to the terms and conditions of the amended and restated limited liability company agreement (“the LLC Agreement”). While non-diversified for the Investment Company Act of 1940 (“the 1940 Act”) purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by allocating capital among a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes. Each is managed by an independent investment adviser pursuant to relative value investment strategies or other techniques, and subject to various risks.

Ironwood Capital Management Corporation serves as the Fund’s investment adviser (“the Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Directors (“the Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (“the Advisers Act”). The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the LLC Agreement or unless, and until, required by law.  The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a “Master fund” in a “Master-Feeder” structure whereby a feeder fund invests substantially all of its assets in the Fund. At October 31, 2012, Ironwood Multi-Strategy Fund LLC, a feeder fund to the Fund, represented 45.38% of the Fund’s net assets.

The Fund will offer up to $300 million in Units. Foreside Fund Services, LLC acts as the distributor (“the Distributor”) of the Units on a best-efforts basis, subject to various conditions. Units were offered at a price equal to $1,000 per Unit on the initial date on which Units were sold and, thereafter, at the current net asset value per Unit on the first business day of each month, plus any applicable sales charge. The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Units.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

1. Organization (continued)

Each prospective investor (and Members who subscribe for additional Units) is required to certify that the Units purchased are being acquired directly or indirectly for the account of either a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities and Exchange Commission Regulation D, or a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Advisers Act, as amended. The Fund and/or the Selling Agent may impose additional eligibility requirements for Members who purchase Units. The minimum initial investment is $250,000, subject to waiver by the Adviser to an amount not less than $25,000. The minimum subsequent investment is $50,000, subject to waiver by the Adviser. Members may purchase their Units only through a Selling Agent or directly from the Fund.

Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.00%, subject to waiver or adjustment (i) for investment in Units by affiliates of the Adviser; (ii) for certain institutional investors who have previously invested in private investment vehicles managed by the Adviser; (iii) where a prospective Member is purchasing Units through a broker-dealer participating in the offering that has agreed to waive all or a portion of such Sales Charge for all investors purchasing Units through such broker-dealer; or (iv) where a broker-dealer has agreed to waive all or a portion of such Sales Charge for particular sub-sets of investors purchasing Units through such broker-dealer (i.e. where a particular broker-dealer has certain established “breakpoints” for investors making an investment above a certain threshold). The Sales Charge is in addition to the subscription price for Units and does not form a part of an investor’s investment in the Fund. All or a portion of the Sales Charge relating to Units is paid directly to the Selling Agent that assisted in the placement of such Units.

The Board, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to make a tender offer to repurchase Members’ Units (each, an “Offer”) at net asset value per Unit on a repurchase date. In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests, and the number of Units that will be the subject of such Offer, the Board will consider, among other things, the recommendation of the Adviser. In an Offer, the Board may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased. Each such repurchase offer will generally apply to up to 10% of the net assets of the Fund. The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members semi-annually on each June 30 and December 31 (a “Repurchase Date”) (or if such date is not a business day, on the immediately preceding business day).

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

1. Organization (continued)

A Member who tenders for repurchase such Member’s Units during the first year following such Member’s initial capital contribution will be subject to a fee of 5% of the value of the Units repurchased by the Fund, payable to the Fund. The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the early repurchase fee. Any such waiver does not imply that the early repurchase fee will be waived at any time in the future. Members who tender a portion of their Units, up to 95% of such Member’s Units (defined as a specific dollar value in their Offer Acceptances (“Offer Acceptances”)), and which portion is repurchased by the Fund, will receive the specified dollar amount equal to the net asset value of such Units repurchased by the Fund. Promptly after the Repurchase Date, each Member whose Units or portion thereof have been repurchased will be given a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s repurchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member, including any Advisory Fee allocable to such Units). The note will entitle the Member to be paid within 90 calendar days after the Repurchase Date (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Fund, such Member shall receive cash or a non-interest bearing, non-transferable promissory note issued by the Fund in an amount equal to 95% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units), which will be paid on or prior to the Payment Date (an “Initial Payment”); and a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to up to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (“the Subsequent Payment”). Following the later of the completion of the Fund’s annual audit, or such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment will be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final audited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date and the as-adjusted Subsequent Payment will be paid to such Member.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Basis of Consolidation

The Fund invests approximately 1.87% of its assets in Ironwood Multi-Strategy Fund Ltd., (the “CFC”) a Cayman Islands controlled foreign corporation which is wholly owned by the Fund. The CFC is used to invest in Investment Funds which do not allow United States entities to invest directly. The consolidated financial statements include the results of the Fund and CFC, after the elimination of all material intercompany balances and transactions.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Some values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

At October 31, 2012, approximately 0.01% of the Fund’s net assets were invested in side pockets maintained by the Investment Funds. Side pockets are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Management cannot estimate the timing of when side pockets will be liquidated.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to independently determine the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

If no value is readily available from an Investment Fund or if a value supplied by an Investment Fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. As of October 31, 2012, no investments were valued by the Adviser.  In accordance with the LLC Agreement, the Adviser values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

2. Significant Accounting Policies (continued)

Cash

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insurable limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. As of October 31, 2012, the Fund holds cash accounts with entities that are affiliated with the Fund’s custodian and the Fund’s administrator.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ net asset values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the consolidated statement of operations. Realized gain (loss) from investments in Investment Funds is calculated using the specific identification methodology.

Income Taxes

The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of October 31, 2012. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax benefits in interest expense and penalties in other expenses in the consolidated statement of operations. Generally, tax authorities can examine all tax returns filed for the last three tax years.

The Fund has a tax year that ends on December 31.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

At December 31, 2011, the Fund had available for federal income tax purposes unused short-term capital losses that will not expire of $12,938.

As of October 31, 2012, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$152,594,975
Gross tax unrealized appreciation	$10,573,701
Gross tax unrealized depreciation	$(458,130)
Net tax unrealized appreciation/depreciation on investments	$10,115,571

Permanent differences, primarily due to the sale of marked-to-market passive foreign investment companies (“PFICs”) resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2011:

Accumulated/undistributed net investment loss	$69,890
Accumulated net realized loss	$(69,890)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as PFICs. As such, the Fund expects that distributions generally will be taxable as ordinary income to the Members.

Dividend Reinvestment Plan

Each Member whose Units are registered in its own name will have all income dividends and capital gains distributions automatically reinvested in additional Units unless such Member specifically elects to receive all income dividends and capital gain distributions in cash.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

3. Financial Instruments With Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s interest in these Investment Funds as reported by the Fund.

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the consolidated statement of assets and liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, with near term defined as one year from the date of measurement without paying an early redemption fee)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term as defined above)

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

4. Fair Value of Financial Instruments (continued)

Investments in Investment Funds are included in Level 2 or 3 of the fair value hierarchy.  In determining the level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment.  The Fund also considers the nature of the portfolios of the underlying Investment Funds and their ability to liquidate their underlying investments.  If the Fund has the ability to redeem its investment at the reported net asset valuation within one year of the measurement date (the “near term”), the investment is generally included in Level 2 of the fair value hierarchy.  If the Fund does not know when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds.

The following is a summary of the fair value inputs used, by investment strategies of the Investment Funds, as of October 31, 2012 (amounts in thousands):

Investment Funds	Level 1	Level 2	Level 3	Total

Relative Value Multi-Strategy	$–	$34,005	$12,733	$46,738
Equity Market Neutral	–	31,154	1,746	32,900
Event-Driven Multi-Strategy	–	22,925	14,664	37,589
Distressed	–	20,981	13,814	34,795
Credit Opportunities	–	10,636	53	10,689
Total	$–	$119,701	$43,010	$162,711

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

4. Fair Value of Financial Instruments (continued)

The following is a reconciliation by investment strategies of Investment Funds for which significant unobservable inputs (Level 3) were used in determining value (amounts in thousands):

	Investments in Investment Funds
	Relative Value Multi-Strategy	Equity Market Neutral	Event-Driven Multi-Strategy	Distressed	Credit Opportunities	Total
Balance as of May 1, 2012	$9,734	$3,280	$9,735	$13,552	$1,148	$37,449
Purchases	3,093	1,650	5,125	7,118	3,450	20,436
Sales	–	–	–	(396)	–	(396)
Net realized gain	–	–	–	114	–	114
Net change in unrealized appreciation	679	23	674	964	–	2,340
Transfer to Level 2	(773)	(3,207)	(870)	(7,538)	(4,545)	(16,933)
Transfer from Level 2	–	–	–	–	–	–
Balance as of October 31, 2012	$12,733	$1,746	$14,664	$13,814	$53	$43,010

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the six months ended October 31, 2012.

Net change in unrealized appreciation on Level 3 assets still held as of October 31, 2012 was approximately $2,340,000. All net unrealized gains or losses in the table above are reflected in the accompanying Consolidated Statement of Operations.

5. Investment Transactions

Total purchases of Investment Funds for the six months ended October 31, 2012 were $49,468,493. Total proceeds from redemptions of Investment Funds for the six months ended October 31, 2012 were $2,204,971. As of October 31, 2012, gross unrealized appreciation on Investment Funds was $12,354,399 and gross unrealized depreciation was $458,130.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

6. Prepaid Investments

Prepaid investments in Investment Funds represent amounts transferred prior to month-end to Investment Funds to be made effective November 1, 2012, pursuant to each Investment Fund’s operating agreements.

7. Advisory Fee, Related Party Transactions and Other

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee of 0.10% (1.20% on an annualized basis) of the Fund’s month end net asset value. The advisory fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The advisory fee is in addition to the asset-based management fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Members in the Fund. For the six months ended October 31, 2012, the Fund incurred advisory fees of $830,663, of which $458,578 was payable to the Adviser at October 31, 2012.

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly.

The Bank of New York Mellon (the “Custodian”) serves as the custodian of the Fund. The Fund compensates the Custodian for providing custody services to the Fund.

The Fund pays all investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, its share of expenses of the Investment Funds, including management fees to the Investment Advisers of the Investment Funds (generally ranging from 1.00% to 3.00% of assets under management) and performance fees or allocations to such Investment Fund Advisers (generally ranging from 20% to 35% of net profits) and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the fund administrator or the regulatory and compliance administrator. The Fund will also directly pay any extraordinary operating expenses. The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

7. Advisory Fee, Related Party Transactions and Other (continued)

The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expenses incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, and the Advisory Fee) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus. Expenses in excess of the Expense Limitation, as waived and/or reimbursed by the Adviser, for the six months ended October 31, 2012, were $120,906 and are subject to recoupment by the Adviser from the Fund for future years as described above. An additional $868,670 from prior periods is also subject to recoupment. As of October 31, 2012, the Investment Adviser is entitled to reimbursement for $51,949 for expenses paid on behalf of the Fund. Such amount is included in Payable to Investment Adviser on the Consolidated Statement of Assets and Liabilities.

Compensation to the Directors of the Fund during the six months ended October 31, 2012 was $25,000. As of October 31, 2012, the Directors, the Adviser and employees, officers and affiliates of the Adviser held Units in the Fund as follows:

	Units	% of Net Assets

Directors	801.04	0.53%
Officers	111.74	0.07
The Adviser and employees	2,624.02	1.74
Total	3,536.80	2.34%

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

As of October 31, 2012

(Unaudited)

8. Credit Facility

The Fund maintains a secured credit agreement with Credit Suisse International for a revolving line of credit (the “Credit Facility”). The maximum availability under the Credit Facility is $5,000,000 subject to specific asset-based covenants. Borrowings are collateralized by certain assets of the Fund and bear interest at an annual rate of LIBOR plus 2.00% (the “spread”). Interest is accrued daily on any outstanding balance and, if not repaid on the interest accrual date, is automatically added to the principal amount of the loan. The Fund also pays a commitment fee of 1.00% based on the amount by which the maximum availability exceeds the outstanding loan balance. As of October 31, 2012, the rate in effect was approximately 2.31%.  For the six months ended October 31, 2012, the average borrowings and interest rate were approximately $2,029,000 and 2.45%, respectively. Effective December 14, 2012, the maximum availability under the Credit Facility was increased to $25,000,000 and the spread was decreased to 1.90%.

9. Subsequent Events

For the period November 1, 2012 to December 28, 2012, the Fund confirmed subscriptions of approximately $33,694,000 and tenders of approximately $842,000.

Fund Management (unaudited)

The Fund’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Fund under the supervision of the Board of Directors. One of the Directors and all of the officers of the Fund are officers and/or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”). The other Directors are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Directors (unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Disinterested Directors
Richard W. Meadows DOB: 1/9/1950	Independent Director	Since inception	Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price DOB: 6/26/1950	Independent Director	Since inception	Executive Vice President of mutual fund administration firm	2	0
Interested Directors1
Jonathan Gans DOB: 11/8/1971	President, Director, Chairman of the Board	Since inception	Chief Executive Officer and President of Ironwood Capital Management	2	0
1 Mr. Gans is deemed to be an “interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Officers (unaudited)

Set forth below is the name, date of birth, position with the Fund, length of term of office, and the principal occupation for the last five years, as of October 31, 2012. The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans DOB: 11/8/1971	Chief Executive Officer, President	Since inception	Chief Executive Officer and President of Ironwood Capital Management
John Weaver DOB: 4/28/1974	Secretary	10/3/2011	Senior Vice President Operational Due Diligence of Ironwood Capital Management
Alison Sanger DOB: 8/12/1971	Chief Compliance Officer	Since inception	Chief Operating Officer/ Chief Compliance Officer of Ironwood Capital Management
Laurie Chatoff DOB: 8/5/1967	Treasurer	10/3/2011	Director of Finance of Ironwood Capital Management Previous: Consultant to Alternative Investment Clients

Investment Advisory Agreement (unaudited)

The Investment Advisory Agreement (the “Agreement”) provides that the Adviser is responsible, subject to the supervision of the Board of Directors (the “Board”), for providing investment supervisory services to the Fund. As the Fund’s investment adviser, Ironwood makes the Fund’s investment decisions.  The Adviser buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions.  As necessary, the Adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Agreement.  The Agreement may be terminated at any time by the Board, by a majority vote of the Members or by the Adviser.

The Agreement was approved for an initial two-year term on December 23, 2010. Thereafter, the Agreement continues in effect from year to year subject to the annual approval by the Board of Directors (including a majority of the Independent Directors), or by the vote of a majority vote of the Members of the Fund.

The Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the subject matter of the Agreement unless such loss arises from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Agreement also provides that the Fund shall indemnify the Adviser and its affiliates and their respective partners, members, managers, directors, officers employees, and controlling persons (“Indemnified Parties”) against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Fund, so long as the liability or expense is not incurred by reason of the Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or resulted from reckless disregard of its obligations and duties under the Agreement.

The Board approved the Agreement on September 19, 2012. In approving the Agreement, the Board considered the Fund’s existing relationship with the Adviser, as well as the ongoing commitment of the Adviser to the Fund. The Board reviewed a presentation on the Fund’s investment performance to date. The Board evaluated the resources and experience of the Adviser and the individuals dedicated to the Fund’s investment program. They evaluated these factors in light of the nature, extent and quality of the services provided by the Adviser, the total compensation received by the Adviser from the Fund and the total cost to the Fund of using the Adviser’s services, taking into account expenses borne by the Adviser, those that are passed on to the Fund by the Adviser, and the Expense Limitation Agreement, whereby the Adviser agrees to limit certain of the Fund’s expenses to 0.25% of the Fund’s net assets.

Investment Advisory Agreement (unaudited) (continued)

In addition, the Board reviewed fee information and expense ratios for a variety of investment funds similar in structure to the Fund. The Board determined that the Adviser’s fee is competitive to those charged by investment advisers of similar funds and the Fund’s expense ratio was reasonable given the Fund’s net assets, particularly after taking into account the Expense Limitation Agreement. The Board noted that Fund performance had been strong, especially compared to benchmarks and similar funds. The Board also noted that estimated profitability appeared reasonable, again noting the Adviser’s significant effort to minimize the Fund’s expenses through the Expense Limitation Agreement. The Board will consider breakpoints in the future should economies of scale for the Adviser be achieved.  The Board determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel. The Board also acknowledged that the Adviser continues to provide a high level of monitoring, investment decision-making, and investor service. The Board agreed that the Adviser has demonstrated that it is committed to maintaining and expanding operational resources reasonably necessary to manage the Fund in a professional manner that is in accordance with the best interests of the Fund. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of each of the Fund’s investments. Accordingly, they concluded that continuing the Agreement served the interests of the Fund and the Members.

 Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to unit holders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)
There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) , or this Item.

Item 11. Controls and Procedures.

(a)      The Fund’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)           Not applicable.

(a)(2)           Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)           Not applicable.

(b)           Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 53 of  Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      Ironwood Institutional Multi-Strategy Fund LLC
By
/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President (principal executive officer)

Date: January 9, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By
/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President (principal executive officer)

Date: January 9, 2013

By
/s/ Laurie Chatoff
Laurie Chatoff, Treasurer (principal financial officer)

Date: January 9, 2013